EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, who is the Chief Financial Officer of the Company, certifies that, to my knowledge, the Form 10-K for the year ended March 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by such report.

Date: April 21, 2004	/s/ J. Keith Lousteau
J. Keith Lousteau
Executive Vice President and Chief Financial Officer